NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports Third Quarter 2025 Results
Net Income Increased 39.8% to $511.0 Million;
Return on Equity of 24.3% and Operating Return on Equity of 21.0%
Greenwich, CT, October 20, 2025 - W. R. Berkley Corporation (NYSE: WRB) today reported its third quarter 2025 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2025	2024	2025	2024

Gross premiums written	$3,836,256	$3,633,278	$11,497,964	$10,713,806
Net premiums written	3,226,930	3,057,276	9,711,672	9,035,346

Net income to common stockholders	511,032	365,634	1,329,892	1,180,014
Net income per diluted share	1.28	0.91	3.32	2.92

Operating income (1)	440,198	393,003	1,280,364	1,216,061
Operating income per diluted share (1)	1.10	0.98	3.20	3.01

Return on equity (2)	24.3%	19.6%	21.1%	21.1%
Operating return on equity (1) (2)	21.0%	21.1%	20.3%	21.7%

(1)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses and after-tax net foreign currency gains (losses). Commencing with the second quarter of 2025, the Company’s 2024 financial information has been restated to exclude after-tax net foreign currency gains (losses) from operating income to conform with this presentation.
(2)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

W. R. Berkley Corporation        2

Third quarter highlights included:
•Return on equity of 24.3% and operating return on equity of 21.0%.
•Net income grew 39.8% to $511.0 million.
•Average rate increases excluding workers' compensation were approximately 7.6%.
•Gross and net premiums written grew to $3.8 billion and $3.2 billion, respectively.
•The current accident year combined ratio before catastrophe losses of 2.5 loss ratio points was 88.4%.
•The reported combined ratio was 90.9%, including current accident year catastrophe losses of $78.5 million.
•Net investment income of $351.2 million driven by core portfolio increase of 9.4%.
•Book value per share grew 5.8%, before dividends and share repurchases.
•Record common stockholders' equity of $9.8 billion.

Management commented:
The Company delivered strong third quarter results highlighted by a 24.3% return on beginning of year shareholders’ equity, reflecting continued strength in both underwriting and investment income. Book value per share increased 5.8%, before dividends and share repurchases.
Our decentralized structure and focus on specialty niche markets continue to differentiate us, enabling growth while maintaining rate adequacy and underwriting discipline. This approach resulted in another strong quarterly combined ratio of 90.9%.
Fixed-maturity investment income increased 9.8% over the corresponding period of 2024. The Company’s new money rate continues to exceed the book yield of our fixed-maturity securities. The strength of our operating cash flow continues to grow our investable assets and will continue to make a positive contribution to investment income.
Our disciplined underwriting, anchored in our focus on long-term risk-adjusted return, continues to drive superior performance across market cycles. We believe the Company remains well-positioned to create exceptional value for our shareholders throughout the remainder of 2025 and beyond.

W. R. Berkley Corporation        3
Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on October 20, 2025, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/events-and-presentations/default.aspx. Please log on early to register. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2025 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. Forward-looking statements are generally, although not always, identified by words such as "may," "should," "expects," "provides," "anticipates," "assumes," "can," "will," "meets," "could," "likely," "intends," "might," "predicts," "seeks," "would," "believes," "estimates," "plans," "continues," or similar expressions. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, foreign governmental bonds, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy-related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cybersecurity-related risks; natural and man-made catastrophic losses, including as a result of terrorist activities; the impact of climate change, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, the risk of recession, changing interest rates, the impact of tariffs and volatility in the credit and capital markets; the impact of a prolonged U.S. government shutdown on macroeconomic conditions; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response, on our results and financial condition; cyber security breaches of our information technology systems and the information technology systems of our vendors and other third parties; the use of artificial intelligence technologies by us or third-parties on which we rely could expose us to technological, security, legal, and other risks; the risk of future pandemics, as well as continuing effects of the COVID-19 pandemic; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2025 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

W. R. Berkley Corporation        5
Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Third Quarter		Nine Months
	2025	2024	2025	2024
Revenues:
Net premiums written	$3,226,930	$3,057,276	$9,711,672	$9,035,346
Change in net unearned premiums	(70,548)	(130,453)	(444,724)	(497,761)
Net premiums earned	3,156,382	2,926,823	9,266,948	8,537,585
Net investment income	351,238	323,756	1,090,833	1,015,723
Net investment gains (losses):
Net realized and unrealized gains (losses) on investments	78,800	(23,362)	125,044	(72,165)
Change in allowance for credit losses on investments	160	15,276	1,244	31,347
Net investment gains (losses)	78,960	(8,086)	126,288	(40,818)
Revenues from non-insurance businesses	150,335	128,610	408,083	375,307
Insurance service fees	30,924	28,666	92,610	81,583
Other income	397	610	1,681	1,804
Total Revenues	3,768,236	3,400,379	10,986,443	9,971,184
Expenses:
Loss and loss expenses	1,968,857	1,825,960	5,825,073	5,270,334
Other operating costs and expenses	975,333	943,365	2,964,550	2,704,890
Expenses from non-insurance businesses	144,176	124,885	392,976	364,612
Interest expense	31,760	31,720	95,265	95,156
Total expenses	3,120,126	2,925,930	9,277,864	8,434,992
Income before income tax	648,110	474,449	1,708,579	1,536,192
Income tax expense	(136,141)	(109,135)	(378,551)	(356,958)
Net Income before noncontrolling interests	511,969	365,314	1,330,028	1,179,234
Noncontrolling interest	(937)	320	(136)	780
Net income to common stockholders	$511,032	$365,634	$1,329,892	$1,180,014

Net income per share:
Basic	$1.29	$0.92	$3.35	$2.95
Diluted	$1.28	$0.91	$3.32	$2.92

Average shares outstanding (1):
Basic	397,220	398,338	397,056	400,302
Diluted	400,204	401,817	400,306	404,053

(1)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

W. R. Berkley Corporation        6
Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Third Quarter		Nine Months
	2025	2024	2025	2024
Insurance:
Gross premiums written	$3,393,023	$3,219,128	$10,216,863	$9,501,027
Net premiums written	2,809,743	2,673,275	8,517,901	7,929,439
Net premiums earned	2,773,009	2,564,490	8,144,300	7,447,828
Pre-tax income	474,538	469,421	1,496,715	1,437,623
Loss ratio	63.9%	63.1%	63.9%	63.0%
Expense ratio	28.4%	28.4%	28.1%	28.4%
GAAP Combined ratio	92.3%	91.5%	92.0%	91.4%

Reinsurance & Monoline Excess:
Gross premiums written	$443,233	$414,150	$1,281,101	$1,212,779
Net premiums written	417,187	384,001	1,193,771	1,105,907
Net premiums earned	383,373	362,333	1,122,648	1,089,757
Pre-tax income	144,008	105,225	391,687	357,299
Loss ratio	51.3%	57.0%	55.5%	53.2%
Expense ratio	29.8%	29.7%	29.1%	29.5%
GAAP Combined ratio	81.1%	86.7%	84.6%	82.7%

Corporate and Eliminations:
Net investment gains (losses)	$78,960	$(8,086)	$126,288	$(40,818)
Interest expense	(31,760)	(31,720)	(95,265)	(95,156)
Other expenses	(17,636)	(60,391)	(210,846)	(122,756)
Pre-tax income (loss)	29,564	(100,197)	(179,823)	(258,730)

Consolidated:
Gross premiums written	$3,836,256	$3,633,278	$11,497,964	$10,713,806
Net premiums written	3,226,930	3,057,276	9,711,672	9,035,346
Net premiums earned	3,156,382	2,926,823	9,266,948	8,537,585
Pre-tax income	648,110	474,449	1,708,579	1,536,192
Loss ratio	62.4%	62.4%	62.9%	61.7%
Expense ratio	28.5%	28.5%	28.2%	28.6%
GAAP Combined ratio	90.9%	90.9%	91.1%	90.3%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

W. R. Berkley Corporation        7
Supplemental Information
(Amounts in thousands)

	Third Quarter		Nine Months
	2025	2024	2025	2024
Net premiums written:
Other liability	$1,092,550	$1,066,005	$3,419,802	$3,213,296
Short-tail lines (1)	663,017	592,913	1,969,507	1,768,355
Auto	416,956	413,260	1,254,788	1,170,020
Workers' compensation	330,181	302,179	1,011,679	939,243
Professional liability	307,039	298,918	862,125	838,525
Total Insurance	2,809,743	2,673,275	8,517,901	7,929,439
Casualty (2)	192,694	189,386	568,412	567,522
Property (2)	119,671	106,106	367,755	306,925
Monoline excess	104,822	88,509	257,604	231,460
Total Reinsurance & Monoline Excess	417,187	384,001	1,193,771	1,105,907
Total	$3,226,930	$3,057,276	$9,711,672	$9,035,346

Current accident year losses from catastrophes:
Insurance	$69,826	$76,848	$218,073	$190,931
Reinsurance & Monoline Excess	8,691	20,970	70,785	27,073
Total	$78,517	$97,818	$288,858	$218,004

Net Investment income:
Core portfolio (3)	$329,508	$301,146	$974,811	$962,293
Investment funds	5,421	4,741	59,713	868
Arbitrage trading account	16,309	17,869	56,309	52,562
Total	$351,238	$323,756	$1,090,833	$1,015,723

Net realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments	$69,210	$(21,825)	$31,877	$(29,723)
Change in unrealized gains (losses) on equity securities	9,590	(1,537)	93,167	(42,442)
Total	$78,800	$(23,362)	$125,044	$(72,165)

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$900,312	$835,376	$2,620,657	$2,438,905
Insurance service expenses	22,711	21,786	70,245	66,309
Net foreign currency (gains) losses	(12,009)	24,619	62,765	1,324
Other costs and expenses	64,319	61,584	210,883	198,352
Total	$975,333	$943,365	$2,964,550	$2,704,890

Cash flow from operations	$1,139,860	$1,240,770	$2,587,484	$2,868,335

Reconciliation of net income to operating income (4):
Net income	$511,032	$365,634	$1,329,892	$1,180,014
Pre-tax investment (gains) losses, net of related expenses	(78,305)	8,086	(125,985)	40,818
Pre-tax net foreign currency (gains) losses	(12,009)	24,619	62,765	1,324
Income tax expense (benefit)	19,480	(5,336)	13,692	(6,095)
Operating income after-tax	$440,198	$393,003	$1,280,364	$1,216,061
(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery, high net worth homeowners and other lines.
(2)Includes reinsurance casualty and property and certain program management business.
(3)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(4)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and after-tax net foreign currency gains (losses). Net investment gains (losses) are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Commencing with the second quarter of 2025, the Company’s 2024 financial information has been restated to exclude after-tax net foreign currency gains (losses) from operating income to conform with this presentation. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

W. R. Berkley Corporation        8
Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	September 30, 2025	December 31, 2024

Net invested assets (1)	$32,815,947	$29,780,638
Total assets	43,715,217	40,448,635
Reserves for losses and loss expenses	21,757,035	20,368,030
Senior notes and other debt	1,829,511	1,831,158
Subordinated debentures	1,010,347	1,009,808
Common stockholders' equity (2)	9,798,892	8,395,111
Common stock outstanding (3)	379,877	380,066
Book value per share (4)	25.79	22.09
Tangible book value per share (4)	25.18	21.46

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.
(2)As of September 30, 2025, reflected in common stockholders' equity are after-tax unrealized investment losses of $177 million and unrealized currency translation losses of $329 million. As of December 31, 2024, reflected in common stockholders' equity are after-tax unrealized investment losses of $517 million and unrealized currency translation losses of $417 million.
(3)During the nine months ended September 30, 2025, the Company repurchased 1,200,000 shares of its common stock for $73.8 million. During the three months ended September 30, 2025, the Company repurchased 350,000 shares of its common stock for $24.6 million. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

W. R. Berkley Corporation        9
Investment Portfolio
September 30, 2025
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$3,478,237	10.6%
State and municipal:
Special revenue	1,258,705	3.8%
State general obligation	261,797	0.8%
Local general obligation	225,190	0.7%
Corporate backed	181,492	0.6%
Pre-refunded	75,319	0.2%
Total state and municipal	2,002,503	6.1%
Mortgage-backed securities:
Agency	4,450,198	13.6%
Commercial	331,629	0.9%
Residential - Prime	188,034	0.6%
Residential - Alt A	1,538	0.0%
Total mortgage-backed securities	4,971,399	15.1%
Asset-backed securities	3,831,174	11.7%
Corporate:
Industrial	3,705,998	11.3%
Financial	3,544,403	10.8%
Utilities	1,252,731	3.8%
Other	237,640	0.7%
Total corporate	8,740,772	26.6%
Foreign government	1,923,864	5.9%
Total fixed maturity securities (1)	24,947,949	76.0%
Equity securities available for sale:
Common stocks	721,950	2.2%
Preferred stocks	660,482	2.0%
Total equity securities available for sale	1,382,432	4.2%
Cash and cash equivalents (2)	2,352,117	7.1%
Investment funds	1,430,991	4.4%
Real estate	1,305,299	4.0%
Arbitrage trading account	1,070,304	3.3%
Loans receivable	326,855	1.0%
Net invested assets	$32,815,947	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 2.9 years, including cash and cash equivalents.
(2)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.